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                                                                    EXHIBIT 10.9


                    COMMON SECURITIES SUBSCRIPTION AGREEMENT

            COMMON SECURITIES SUBSCRIPTION AGREEMENT, dated as of May 22, 2003 (this "Agreement"), between PXRE Capital Trust III, a statutory trust created under the laws of the State of Delaware (the "Trust"), and PXRE Group Ltd., a holding company organized under the laws of Bermuda (the "Buyer"), relating to the Trust's common securities (liquidation amount of $1,000 per security) representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). Capitalized terms used herein and not otherwise defined herein have the respective meanings ascribed thereto in the Capital Securities Subscription Agreement (as defined below).

            WHEREAS, the Trust, the Buyer and InCapS Funding I, Ltd. have entered into a Capital Securities Subscription Agreement, dated May 13, 2003 (the "Capital Securities Subscription Agreement"), in connection with the issuance and sale of capital securities (liquidation amount of $1,000 per security) (the "Capital Securities") by the Trust; and

            WHEREAS, the Buyer, as sponsor of the Trust, desires to purchase from the Trust, and the Trust desires to sell to the Buyer, all of the Common Securities.

            NOW, THEREFORE, in consideration of the foregoing premises and the conditions and agreements hereinafter set forth, the parties hereto agree as follows:

            1. The Buyer hereby subscribes for and offers to purchase from the Trust, and the Trust hereby accepts such offer and agrees to issue and sell to the Buyer, contemporaneously on May 22, 2003, 464 Common Securities with an aggregate liquidation amount with respect to the assets of the Trust of FOUR HUNDRED AND SIXTY FOUR THOUSAND Dollars ($464,000) in consideration of the payment on or before the date hereof of FOUR HUNDRED AND SIXTY FOUR THOUSAND Dollars ($464,000) in immediately available funds.

            2. The Trust represents and warrants that, upon execution and delivery of the Common Securities to the Buyer, the Common Securities will be duly authorized, validly issued, fully paid and nonassessable and entitled to the benefits and subject to the terms of the Amended and Restated Declaration of Trust, dated as of May 22 2003, among the Buyer, as sponsor, Wilmington Trust Company, as Institutional Trustee, Wilmington Trust Company, as Delaware Trustee, and John Modin, Bruce Byrnes and Jeff Jeffreys, as Administrators, and the holders from time to time of undivided beneficial interests in the Trust.

            3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of law principles of said State other than Section 5-1401 of the New York General Obligations Law.



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            4. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.




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            IN WITNESS WHEREOF, the parties hereto have caused this Common
Securities Subscription Agreement to be duly executed as of the date first written above.



                                        PXRE CAPITAL TRUST III

                                        By:
                                            ------------------------------------
                                            John Modin
                                            Administrator

                                        By:
                                            ------------------------------------
                                            Bruce Byrnes
                                            Administrator

                                        By:
                                            ------------------------------------
                                            Jeff Jeffreys
                                            Administrator


                                        PXRE GROUP LTD.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: